UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 24, 2021

Date of Report (Date of earliest event reported)

GOLDEN PATH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-440519	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 917-267-4569

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.0001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/10 of an ordinary share	GPCOU	The Nasdaq Stock Market LLC
Ordinary Share, par value $0.0001	GPCOA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half of an ordinary share	GPCOW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	GCPOR	The Nasdaq Stock Market LLC

EXPLANATORY NOTE

References throughout this Amendment No. 1 to Form 8-K/A to “we,” “us,” the “Company” or “our company” are to Golden Path Acquisition Corporation., unless the context otherwise indicates.

This Amendment No. 1 to Form 8-K/A (this “report”) amends the Balance Sheet on Form 8-K of Golden Path Acquisition Corporation as of June 24, 2021, as filed with the Securities and Exchange Commission (“SEC”) on June 30, 2021 (the “Original Report”).

Background of Restatement

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies(“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, which terms are similar to those contained in the warrant agreement governing the Company’s warrants. As a result of the SEC Statement, on January 7, 2022, the Company re-evaluated the accounting treatment of the 5,750,000 warrants that were issued to the Company’s public shareholders in a public offering that closed concurrently with the closing of the Initial Public Offering (the “Public Warrants”). The Company previously accounted for the Public Warrants as components of liabilities.

As a result of the above, the Company should have classified the Public Warrants as component of equity in its previously issued financial statements. The Company’s accounting for the Public Warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses or cash.

In addition, in accordance with the SEC and its staff’s guidance on redeemable equity instruments, ASC Topic 480, Distinguishing Liabilities from Equity (ASC 480), paragraph 10-S99, redemption provisions not solely within the control of the Company require ordinary share subject to redemption to be classified outside of permanent equity. The Company had previously classified a portion of its ordinary share in permanent equity. Although the Company did not specify a maximum redemption threshold, its charter provides that currently, the Company will not redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. On January 7, 2022, the Company determined that the threshold would not change the nature of the underlying shares as redeemable and thus would be required to be disclosed outside equity. As a result, the Company’s previously issued (i) audited balance sheet as of June 24, 2021 included in the Company’s Current Report on Form 8-K filed with the SEC on June 30, 2021, (ii) unaudited interim financial statements as of June 30, 2021 and for the six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 16, 2021 (collectively, the “Affected Periods”), in each case, should be corrected to classify public warrants as equity and all of the Public Shares as temporary equity and should no longer be relied upon. The Company does not expect the changes described above to have any impact on its cash position or the balance held in the trust account.

As a result, the Company’s management, together with the Audit Committee, determined on January 7, 2022,  that the Company’s financial statements, related footnotes, and other financial data as of June 24, 2021 included in the Original Report should be restated in the Form 8-K/A as a result of this error.

The financial information that has been previously filed or otherwise reported for this period is superseded by the information in this Form 8-K/A, and the financial statements and related financial information contained in the Original Report should no longer be relied upon.

The restatement is more fully described in Note 2 of the notes to the financial statements included herein.

Items Amended in this Report

This report presents the Original Report, amended and restated with modifications necessary to reflect the restatements, but without any other amendments, modifications or updates. As such, this report speaks only as of the date the Original Report was filed, and should be read in conjunction with our other SEC filings, including our SEC filings subsequent to the date of the Original Report.

The following item has been amended to reflect the restatements:

Item 9.01. Financial Statements And Exhibits

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on June 21, 2021, the registration statement (File No. 333-255297) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Golden Path Acquisition Corporation, a Cayman Islands exempt company (the “Company”), was declared effective by the Securities and Exchange Commission.

On June 24, 2021, the Company consummated the IPO of 5,000,000 units (the “Units”). In addition, the underwriters exercised in full the over-allotment option for an additional 750,000 Units, resulting in the issuance and sale of an aggregate of 5,750,000 Units. Each Unit consists of one ordinary share, par value $0.0001 per ordinary share (“Share”), one redeemable warrant (“Warrant”) entitling its holder to purchase one-half of one Share at a price of $11.50 per Share, and one right to receive one-tenth (1/10) of one Share upon the consummation of the Company’s initial business combination.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with its sponsor, Greenland Asset Management Corporation, a British Virgin Islands company (“Sponsor”) for the purchase of 270,500 Units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,705,000, pursuant to the Private Placement Unit Purchase Agreement dated June 17, 2021.

The Sponsor had previously advanced expenses or loaned the Company the sum of $453,364, evidenced in part by a note dated as of December 19, 2020 which loan was payable upon the earlier of completion of the IPO or December 31, 2021. In connection with the completion of the IPO, the note was repaid in full via an offset of certain amounts due under the Private Placement subscription.

As of June 24, 2021, a total of $58,075,000 of the net proceeds from the IPO and the Private Placement Unit Purchase Agreement transaction completed with the Sponsor, Greenland Asset Management Corporation, were deposited in a trust account established for the benefit of the Company’s public shareholders, established with Wilmington Trust, National Association acting as trustee, at an account at Morgan Stanley.

An audited balance sheet as of June 24, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement Unit Purchase Agreement (as defined below) is included on this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Balance Sheet dated June 24, 2021 (As Restated)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of June 30, 2021 by the undersigned hereunto duly authorized.

Golden Path Acquisition Corporation

By:	/s/ Shaosen Cheng
Shaosen Cheng
Chief Executive Officer

3